SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 21, 2008
SEDONA CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-15864 (Commission File No.)	95-4091769 (IRS Employer Identification No.)

1003 West Ninth Avenue King of Prussia, Pennsylvania (Address of principal executive offices)	19406 (Zip Code)
Registrant’s telephone number, including area code: (610) 337-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — Corporate Governance and Management
ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers Departure of Director
On February 21, 2008, the Board of Directors of SEDONA Corporation received notification dated February 20, 2008 from Victoria V. Looney that she was resigning from her role as a Director of the Company, effective immediately.
Ms. Looney was elected to the Board of Directors on March 5, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 22, 2008
SEDONA CORPORATION
	By:	/s/ MARCO EMRICH
Marco Emrich
President and Chief Executive Officer

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